Exhibit 10.1



         (Portions of this Agreement and its Exhibits have been omitted and marked confidential [****] and filed separately
                 with the Securities and Exchange Commission.)


                             OEM PURCHASE AGREEMENT

                                 BY AND BETWEEN

                           PHILIPS MEDICAL SYSTEMS AND

                                  BRAEMAR, INC.

                                  OEM AGREEMENT

                                      REV.5




















Date: 10/01/03                Philips Confidential

                                TABLE OF CONTENTS

1.    SCOPE OF AGREEMENT.....................................................1

2.    DEFINITIONS............................................................2

3.    ORDERS AND SHIPMENT OF OEM PRODUCTS....................................3

4.    PRICES AND PAYMENT TERMS...............................................4

5.    NONCOMPLYING PRODUCTS..................................................4

6.    RETURN OF PRODUCTS.....................................................4

7.    ENGINEERING PROCESS OR DESIGN CHANGES..................................5

8.    QUALITY................................................................6

9.    WARRANTIES.............................................................6

10.   SUPPORT SERVICES.......................................................6

11.   OBSOLESCENCE AND MANUFACTURING RIGHTS..................................8

12.   TRAINING...............................................................9

13.   MARKETING AND LICENSING................................................9

14.   INTELLECTUAL PROPERTY PROTECTION......................................10

15.   COUNTRY OF MANUFACTURE AND DUTY DRAWBACK RIGHTS.......................10

16.   GOVERNMENTAL COMPLIANCE...............................................10

17.   FORCE MAJEURE EVENTS..................................................11

18.   EVENTS OF DEFAULT.....................................................11

19.   CONFIDENTIAL INFORMATION..............................................12

20.   INSURANCE REQUIREMENTS................................................12

21.   LIMITATION OF LIABILITY...............................................13

22.   TERMINATION...........................................................13

23.   MISCELLANEOUS.........................................................13












Date: 10/01/03                Philips Confidential

                             OEM PURCHASE AGREEMENT

THIS AGREEMENT is entered into between PHILIPS MEDICAL SYSTEMS, a division of Philips Electronics North American Corporation, a Delaware corporation ("Philips") and BRAEMAR, INC., a North Carolina corporation ("Supplier"), effective as of September 1, 2003 (the "Effective Date"). The parties hereby agree as follows:

1.       SCOPE OF AGREEMENT

1.1 General. This Agreement specifies the terms and conditions under which Supplier will sell, license and support the OEM Products listed in Exhibit A to this Agreement. The OEM Products are regarded as "Original Equipment Manufacturer" products that will either be sold separately or incorporated into Philips Products for resale worldwide under the Supplier's label or under Philips private label. The OEM Products and the Philips Products will be marketed, serviced, and supported by Philips field organization and channel partners, subject to the marketing, service, and support obligations of Supplier pursuant to this Agreement.

1.2 Eligible Purchasers. This Agreement enables Philips, Philips Subsidiaries and Philips Subcontractors to purchase OEM Products from Supplier under the terms of this agreement or any subsequent Product Addendum. Unless a Product Addendum specifically refers to and amends a term of this Agreement, the terms and conditions of this Agreement will control and take precedence over any conflicting terms in a Product Addendum.

1.3 Term Of Agreement. This Agreement will commence as of the Effective Date and continue for a three-year period (the "Term"), unless terminated earlier under the terms of this Agreement. After the initial Term, this Agreement will continue automatically for two additional one-year periods. This Agreement may be terminated at the end of the initial Term or at the end of any subsequent renewal period if one party provides the other at least 60 days prior notice of its intent to terminate.

1.4 Non-exclusive Appointment. Subject to the terms and conditions of this Agreement the Supplier appoints Philips as the Supplier's non-exclusive distributor of the OEM Products worldwide commencing on the Effective Date. Philips' distribution rights shall extend to any improved OEM Products for Holter and event monitoring recorders.

1.5 Exclusive Appointment. Subject to the terms and conditions of this Agreement and commencing on the Effective Date, the Supplier appoints Philips as the Supplier's exclusive distributor of the OEM Products that have been made compatible with EASI. The Supplier has the royalty free rights to distribute through Philips the OEM Products that have been made compatible with the EASI technology. The royalty free license for EASI in the OEM Products is in effect only for the period of the Agreement.

1.6      Product Ownership.

         (1) DigiTrak Plus: Philips owns the case, mold, and PM Dx circuit. Braemar owns the electrical design, circuits, firmware, cabling, and developer software.
         (2)      7XX Event Recorders Braemar owns 100%.
         (3)      930 Event Recorder with EASI front end in the EASITrak case:
                  Philips will own 40% of the ER930 case with planned NRE funds. If the 930 Event Recorder with EASI front end is released in the new DigiTrak Plus improved case -- Philips owns the case and the associated tools.
         (4) For simplicity, Braemar will sell the ER 930 with EASI only to Philips.

1.7 Sub-distributors and Manufacturer's Representatives. Philips may appoint Sub-distributors, sales agents and manufacturer's representatives to promote, distribute and sell the OEM Products in Accordance with this Agreement. Philips shall be entitled to use its standard form of distribution agreement for such Sub-distributors; provided, however, that Philips shall at all times remain responsible for performance of all of its obligations under this Agreement and shall use its commercially reasonable efforts to bring its Sub-distributors into compliance with this Agreement. If Supplier has actual knowledge of improper acts or omissions on the part of such Sub-distributors, it will use reasonable efforts to inform Philips of such acts or omissions; provided, however, that such obligation shall not relieve Philips of any of its obligations under this Agreement with respect to such Sub-distributors.

1.8 Alliance Managers and Meetings. Each of the parties has appointed an individual, to facilitate communications between the Parties relating to the OEM Products and the relationship contemplated herein. These individuals are shown in Exhibit C. These individuals shall meet not less than quarterly to discuss the marketing, distribution, forecasts, sales and business issues of the OEM Products as contemplated hereunder; provided, however, that


Date: 10/1/03                 [****] CONFIDENTIAL                   Page 1 of 43
         nothing in this Agreement shall limit Philips' ability to set prices or ASP for the OEM Products which charges to third parties. Notice of any change to these appointed individuals shall be provided to the other party.

2.       DEFINITIONS

The following capitalized terms will have these meanings throughout this Agreement.

2.1 "Delivery Date" means the date specified in an Order for the delivery of OEM Products by Supplier to the destination required under the Order.

2.2 "Documentation" means the user and technical manuals and other documentation that Supplier will make available with the OEM Products.

2.3 "Eligible Purchasers" mean those parties authorized to purchase OEM Products under this agreement as listed in Section 1.2 above.

2.4 "Failure Rate" means defects in design, material and workmanship (excluding customer abuse) that occurred in warranted product over the past year divided by the number of OEM products under warranty in the past year.

2.4 "Forecast" means Philips' estimate of its purchase requirements over a six-month period, or such other period designated by the parties.

2.5 "Intellectual Property Rights" means all rights in patents, copyrights, moral rights, trade secrets, mask works, Marks and other similar rights.

2.6 "Lead Time" means the time between the date an Order is sent and the Delivery Date.

2.7 "Marks" means the trademarks, service marks, trademark and service mark applications, trade dress, trade names, logos, insignia, symbols, designs or other marks identifying a party or its products.

2.8 "Noncomplying Product" means any OEM Product received by Philips that does not comply with the Specifications, or otherwise does not comply with the requirements of an Order or other provisions of this Agreement. Noncomplying Products include, without limitation, dead-on-arrival products, overshipment and early shipments.

2.9 "OEM Products" means the products listed in Exhibit A all related Documentation, Parts and other Deliverables provided pursuant to this Agreement.

2.10 "Orders" means a written or electronic purchase order or release issued by Philips to Supplier for purchase of the OEM Products.

2.11 "Parts" means the replacement parts, components, consumables or other products that may be supplied in conjunction with or as additions to the OEM Products.

2.12 "Philips Products" means the Philips products or systems that will incorporate or be sold with the OEM Products and that will be marketed and sold to end-user customers by Philips and its distributors.

2.13 "Philips Property" means all property, including without limitation, models, tools, equipment, copies of designs, documentation and other materials that may be furnished to Supplier by Philips or on Philips' behalf or separately paid for by Philips for use by Supplier in connection with this Agreement.

2.14 "Product Addendum" means an addendum to this Agreement entered into between Supplier and an Eligible Purchaser naming additional OEM Products and product specific requirements in addition to those requirements specified in this Agreement.

2.15 "Software" means any software or firmware included or bundled with the OEM Products, as designated in the description of OEM Products in Exhibit A.

2.16 "Specifications" means the technical and functional requirements for the OEM Products as specified or referenced in Exhibit A or as agreed to by the parties.


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

2.17 "Subcontractor" means Philips dealers, distributors and manufacturers representatives that may purchase OEM Products under the terms of this Agreement on behalf of Philips.

2.18 "Subsidiary" means an entity controlled by or under common control with a party to this Agreement, through ownership or control of more than 50% of the voting power of the shares or other means of ownership or control, provided that such control continues to exist.

2.19 "Support" means ongoing maintenance and technical support for the OEM Products provided by Supplier to Philips as more fully described in Exhibit D.

2.20 "Technical Information" means Information means Supplier's manufacturing information and technology deemed necessary by Philips to support OEM Products and to exercise any manufacturing rights provided under this Agreement, including, but not limited to: (i) specifications, software, schematics, designs, drawings or other materials pertinent to the most current revision level of manufacturing of the OEM Products; (ii) copies of all inspection, manufacturing, test and quality control procedures and any other work processes; (iii) jig, fixture and tooling designs; (iv) supplier history files; (v) support documentation; and (vi) any additional technical information or materials listed in the Escrow Agreement (as described in Exhibit F hereto) agreed to by the parties.

2.21 "Technical Materials" means jigs, fixtures, production software and tools used by Supplier to manufacture the OEM Products.

3.       ORDERS AND SHIPMENT OF OEM PRODUCTS

3.1 Orders, Order Acknowledgment, Forecasts, Lead Time, Inventory Requirements, Order Changes, Shipment Requirements, Philips Options to Accept Overshipments, Requirements for Meeting Delivery Dates and Information Regarding No Advance Shipments. Each delivery of OEM Products will be initiated by an Order issued to Supplier by Philips. Philips' and Supplier's purchasing terms are listed in Exhibit G SMI Agreement and the Philips Purchase Order Terms and Conditions attached to each purchase order.

3.2 Emergency Orders. If Philips deems it necessary, Philips may order OEM Products by facsimile on an emergency basis ("Emergency Order") subject to the availability of such OEM Products in Supplier's inventory. Supplier will use its best efforts to ship the Emergency Order to Philips' stipulated destinations within [****] after the receipt by Supplier. Subject to Philips' approval, Philips will pay any additional expenses related to such Emergency Orders.

3.3 Title and Risk of Loss. Unless otherwise specified in writing by Philips, shipments will be F.O.B. destination. If Philips designates the carrier, shipments will be F.O.B. carrier. Title to OEM Product hardware and media ordered under this Agreement and risk of loss or damage will pass from Supplier to Philips upon Supplier's delivery of the OEM Products to the common carrier specified by Philips, subject to the provisions in Sections 3.4 and 3.5 below with respect to packing and handling.

3.4 Packing List. Each delivery of OEM Products to Philips must include a packing list that contains at least:
         (a)      The Order number and the Philips part number;
         (b)      The quantity of OEM Products or Parts shipped; and
         (c)      The date of shipment.

3.5 Packaging. Supplier must preserve, package, handle, and pack all OEM Products so as to protect the OEM Products from loss or damage, in conformance with good commercial practice, the Specifications, Government Regulations, and other applicable standards. Special static protection must be provided for OEM Products requiring such packaging.

3.6 Responsibility for Damage. Supplier will be liable for any loss or damage due to its failure to properly preserve, package, handle, or pack OEM Products. Philips will not be required to assert any claims for such loss or damage against the common carrier involved. Further, Philips will not be liable for any loss or damage due to a release of chemicals or other hazardous materials to the environment prior to Philips' actual receipt of the corresponding OEM Products.





Date: 10/1/03                 [****] CONFIDENTIAL                   Page 3 of 43

4.       PRICES AND PAYMENT TERMS

4.1 OEM Product Prices. Supplier's prices for the OEM Products are listed in Exhibit B in U.S. currency unless otherwise stated, and may not be increased without Philips' consent. The prices for Parts will be Supplier's published prices, less any applicable discounts, unless the parties agree to a price schedule for Parts. OEM Products and Parts will also be subject to any applicable prompt payment discounts. Supplier and Philips agree to review OEM Product prices semi-annually. If, during the term, Supplier effectuates cost reductions in its manufacturing and delivery processes, it will pass such reductions to Philips and amend the prices accordingly.

4.2 Changed Prices. If during the Term changed prices or price formulas are put in effect by mutual agreement of Philips and Supplier, or reduced prices or price formulas are otherwise put in effect by Supplier, such prices or price formulas (if resulting in lower prices than the then current price) will apply to all Orders issued by Philips after the effective date of such prices or price formulas and to all unshipped Orders.

4.3 Payment Procedure. Philips' and Supplier's purchasing terms are listed in Exhibit G SMI Agreement and the Philips' Purchase Order Terms and Conditions attached to each purchase order.

4.4 [****]. [****]. In addition, Philips may credit any amounts due under this Agreement against future invoices.

4.5 Sales Taxes And Duties. Prices are exclusive of all taxes or duties after delivery to the designated destination (other than taxes levied on Supplier's income) that Supplier may be required to collect or pay upon shipment of the OEM Products. Any such taxes or duties must appear as a separate item on Supplier's invoice. Philips agrees to pay such taxes or duties unless Philips is exempt from such taxes or duties. Where applicable, Philips will provide Supplier with an exemption resale certificate.

5.       NONCOMPLYING PRODUCTS

5.1 Repairs Or Replacement. Philips may elect in its sole discretion, subject to the provisions of Article 18 below, to return a Noncomplying Product for replacement at Supplier's expense. In addition, Philips may return for replacement an entire lot of OEM Products if a tested sample of that lot contains Noncomplying Products. In the event of an overshipment, Philips may elect to keep the additional units, subject to the payment procedures in Section 4.3.

5.2 Repair Period. Supplier will return the replacement OEM Products as soon as possible but in no event later than [****] workdays after receipt of the Noncomplying Product from Philips. Supplier's opportunity to cure any failure to meet such deadline, pursuant to
         Article 18 below, will apply to only one such breach per part number during the Term.

5.3 Product Defect. Supplier will notify Philips should a defect in any of the OEM Products be found which it believes is likely to be associated with an Epidemic Failure as set forth in Section 10.5 or cause a Safety Standard Change as set forth in Section 7.5.

6.       RETURN OF PRODUCTS

6.1 Return Materials Authorization. All OEM Products returned by Philips to Supplier must be accompanied by a Return Materials Authorization ("RMA") as noted in Exhibit D. Unless further verification is reasonably required by Supplier, Supplier will supply an RMA within [****] of Philips' request. Philips may return the OEM Product without an RMA if Supplier fails to provide one.

6.2 Return Charges. All Noncomplying Products returned by Philips to Supplier, and all replacement or repaired OEM Products shipped by Supplier to Philips to replace Noncomplying Products, will be at Supplier's risk and expense, including transportation charges (round trip charges for replacement or repaired OEM Products).

6.3 Duty To Remove Marks Or Destroy Noncomplying Products. Supplier agrees not to sell, transfer distribute or otherwise convey any part, component, product or service bearing or incorporating Philips Marks, part numbers or other identifiers, including any Philips packaging, copyrights or code, to any party other than to Eligible Purchasers. Supplier will remove from all rejected, returned or un purchased OEM Products any such Philips Marks or identifiers, even if such removal would require destruction of the OEM Products. Supplier further agrees not to represent that such OEM Products are built for Philips or to Philips specifications. Supplier will defend and indemnify Philips

Date: 10/1/03                 [****] CONFIDENTIAL                   Page 4 of 43
         against any claims, losses, liabilities, costs or expenses that Philips may incur as a result of Supplier's breach of this obligation.

7.       ENGINEERING PROCESS OR DESIGN CHANGES

7.1 Supplier Proposed Changes. Supplier will not, without the prior written consent of Philips, make or incorporate in OEM Products any of the following changes (collectively, "Engineering Changes"):

         (1)      Process or design changes;

         (2)      Geographical relocation of manufacturing processes; or

         (3) Process step discontinuances affecting the electrical performance, the mechanical form, fit, or function, the environmental compatibility or chemical characteristics, software compatibility, or the life, reliability, or quality of OEM Products.

7.2 Notice Of Proposed Change. Supplier will give Philips notice of any proposed Engineering Change, and will provide evaluation samples and other appropriate information as specified by Philips at least 90 days prior to the first proposed shipment of any OEM Products involving an Engineering Change. Regardless of whether Philips approves a proposed Engineering Change, Lead Time will not be changed except as provided in
         Section 3.1 above.

7.3 Philips Proposed Changes. Philips may change Philips-supplied drawings, designs, or Specifications at any time prior to manufacture of corresponding released OEM Products. Any such change will be effective upon notice to Supplier. If any such change reasonably and directly affects the prices or delivery schedules of OEM Products, an equitable adjustment will be made provided that Supplier makes a written claim for an adjustment within 30 days from the date Philips gives notice to Supplier of the change and Philips agrees in writing to the adjustment.

7.4 Option To Terminate. If the parties are unable to agree, acting reasonably and in good faith, upon an adjustment pursuant to Section
         7.3 above, Philips may without any liability terminate this Agreement as to any OEM Products affected.

7.5 Safety Standard Changes. Supplier will immediately give notice to Philips if any upgrade, substitution or other change to an OEM Product is required to make that product meet applicable safety standards or other governmental statutes, rules, orders or regulations, even those that are not defined as Engineering Changes is Section 7.1 above. All affected OEM Products already purchased by Philips may, at Philips' election, either be returned to Supplier for upgrade to current revisions or upgraded by Philips in the field pursuant to the procedures outlined in Section 10.7 below. If an OEM Product meets applicable safety standards and other governmental requirements at the time of manufacture, Supplier will absorb the costs of any subsequent upgrade; substitution or other required change between the parties. If such discussions render no equitable solution, the parties may either mutually agree to escalate the matter to their respective vice presidents or general managers, as applicable, or in the alternative, divide the costs equally between them.

7.6 Supplier Product Development. Supplier agrees to integrate Philips' EASI algorithm and software code into the OEM Products with NRE funding as specifically identified in the addendums attached. Philips retains ownership of the design of the OEM Products as adapted to work with the EASI algorithm. Specific ownership rights are detailed in Section 1.6. Supplier will be responsible for improvements to the design, manufacture and verification of the OEM Products. Philips will be responsible for NRE to complete product improvements above and beyond product specification. Supplier agrees to supply Philips updateable software releases with complete documentation to aid the Philips in updating the OEM Products. Philips is responsible for using best efforts to fully implement all Supplier provided software releases across the entire installed product base in a timely manner. [****].

7.7 Philips Product Development. Philips will be available to support the Supplier's efforts to integrate the EASI algorithm and as apart of the acceptance testing of the adapted OEM Products (which include the EASI algorithm), will test to verify that the Holter software and the OEM Products continue to be compatible. It is understood by both parties that the PC platforms to be tested include Windows 98,Windows 2000, and Windows XP. Philips agrees to fund this testing as well as any incremental regulatory approvals and localizations of the manuals that are not covered in Exhibit A.

Date: 10/1/03                 [****] CONFIDENTIAL                   Page 5 of 43

8.       QUALITY

8.1 Quality Program. Supplier agrees to maintain an objective quality program for all OEM Products. Supplier's program will be in accordance with the current revision of Philips' Supplier Quality System Requirements, and if applicable, any additional or substitute quality requirements agreed to by the parties. Supplier will, upon Philips' request, provide to Philips' copies of Supplier's program and supporting test documentation.

8.2 Philips' Right To Inspect. Philips has the right to inspect, at Supplier's plant, the OEM Products and associated manufacturing processes. Manufacturing processes may be inspected at any time during the Term. Philips' inspection may be for any reason reasonably related to this Agreement, including assuring Supplier's compliance with Philips' requirements. Philips' right of inspection will apply as well to any vendor or subcontractor of Supplier. Supplier will inform such vendors or, subcontractors of Philips' right to inspect, and, if necessary, use all reasonable effort to secure such rights for Philips.

8.3 Supplier's Right to Audit. Supplier has the right to audit, at Philips repair facilities, the service and repair processes at any time during the Term. Supplier's audit may be Philips compliance with Supplier's service repair requirements. This includes any vendor of Philips. Philips will inform such vendors of Supplier's right to audit.

9.       WARRANTIES

9.1      Product Warranties. Supplier warrants that all OEM Products will:

         (1) Be manufactured, processed, and assembled by Supplier or by companies under Supplier's direction.

         (2) Conform to the Product Specifications, and other criteria referred to in this Agreement or agreed to by the parties in writing.

         (3)      Be new, except as otherwise provided by the parties.

         (4)      Conform strictly to the requirements of all Orders.

         (5) Be free from defects in Supplier's design, material and workmanship.

         (6) Be free and clear of all liens, encumbrances, restrictions, and other claims against title or ownership.

         (7) Not violate or infringe any third party Intellectual Property Rights and Supplier warrants that it is not aware of any facts upon which such claim could be made. If Supplier learns of any claim or any facts upon which claim could be made, it will promptly notify Philips of this information.

         (8) The DigiTrak Plus 24 hour, 48 hours, and Raytel labeled OEM products are sold to Philips with the understanding that Philips will absorb the cost of repair up to the repair rate identified in Section 10.5.

         (9) Excluded from this Warranty are expendable supply items including, but not limited to electrodes, lead wires, patient cables and batteries. End user abuse of any kind is also excluded from the limited warranty.

9.2 Epidemic Failure Warranty. In addition to the warranties specified above, Supplier warrants all OEM Products against epidemic failure for a period of three years after receipt of that OEM Product or the associated Philips Product by Philips customers. An epidemic failure means the occurrence of same failure in any [****] or [****]% of OEM Products, within a one-year time frame.

10.      SUPPORT SERVICES

10.1 General. Philips will provide Primary Support for the Products supplied by Supplier. Supplier will provide Philips with Secondary Support as outline in Exhibit D. Supplier will maintain such number of qualified personnel as necessary to provide timely and knowledgeable maintenance and support service. Supplier warrants that all Support will be provided in a professional and workmanlike manner. However, in no event may Supplier us Philips Confidential Information or Philips Property to provide such support without Philips' prior consent.

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

10.2 New Philips Products. Upon request by Philips, Supplier will use all reasonable efforts to provide Philips with the OEM Products adapted for use with new releases of Philips Products within timeframes and at such additional costs, if any, to be negotiated by the parties, provided that Philips makes available to Supplier such Philips Property as may be reasonably necessary for Supplier to develop any adaptation.

10.3 Philips Property. Philips may provide to Supplier Philips Property solely for use in Supplier's manufacturing, testing, adapting and supporting the OEM Products. This includes latest versions of Philips Analysis Software for product development and testing. All Philips Property will be clearly segregated from Supplier's property and identified as the sole property of Philips. Philips Property may not be transferred, assigned, loaned or otherwise encumbered in any way. Philips Property may be provided to third parties for fulfillment of Supplier's obligations hereunder only upon Philips' prior written consent. Philips property will be returned to Philips, at Supplier's expense, upon termination of this Agreement.

10.4 Substitute Products. If Supplier develops any products that are more efficient or less expensive than the comparable OEM Products available under this Agreement, Philips will have the right to substitute the newer products at the same price as the comparable OEM Products for all subsequent purchases under this Agreement. Such substitute products must be compatible with the current version of the Philips Products.

10.5 Failure Rate. Notwithstanding that the warranties given in Section 9.1 above apply to 100% of OEM Products, Supplier and Philips acknowledge that the OEM Products are software based and it is expected that defects will be addressed through software patches designed to be installed directly by the Customers. Any defects that prohibit the normal use of the OEM Products, as defined, or that require significant workarounds must be addressed in a timely fashion, free of charge to all Customers for the life of the OEM Products. A failure rate (as defined in Section 2.4) of [****]% per year or less is expected. If the actual failure rate for OEM Products exceeds this expected rate, Supplier will provide additional engineering and technical support as needed to bring the actual failure rate within the specified failure rate. Supplier and Philips will review this data quarterly. Complete documentation (as attached to Exhibit D), and reporting of product failures, service, repair, and any RMA documentation shall be reported monthly to Supplier as per Supplier's written requirements. Defective materials, parts shall be returned with documentation monthly by the tenth of each month to Supplier for ongoing Quality Improvement initiatives.

10.6 Cost of Repair. The expected annualized failure rate is [****]% (excluding customer abuse). Philips will absorb the cost of repair for all products below that rate. Philips agrees to service, repair OEM products in accordance with Supplier service and repair standards. However, cost sharing for failure rate analysis will commence six months after contract signature and final agreement of Supplier service/repair form with monthly service/repair data is fully functional. Failed parts will be sent with service forms to Supplier for product quality analysis and continual quality improvement. After these conditions have been met for every percentage point above [****]% that has been calculated at the quarterly review the Supplier will cover the cost of parts and direct labor costs of product repair above [****]% annualized failure rate until the rate falls below [****]; (excluding any unit opened outside Supplier factory after original ship date). This Cost of Repair basis assumes that the actual measured failure rate during the period from Contract signing until June 1, 2004 is around [****]%. If the actual failure rate is substantively different Philips and the Supplier may renegotiate the failure rate for cost of repair.

10.7 Class Failure Remedies. Upon the occurrence of any of the following events: (i) a failure rate exceeding the rate specified in Section 10.5 above; (ii) an epidemic failure as described in Section 9.2; or (iii) a safety standard change under Section 7.5 above (each referred to as a "Class Failure"), Philips will have the following additional remedies for a three-year period commencing upon receipt by Philips' end-user customer of the OEM Product or the corresponding Philips Product.

         (1) In the event of a Class Failure, Supplier will provide Philips no later than [****] days following the Class Failure a root cause analysis and corrective action plan. Philips will make available such information and assistance reasonably required to allow Supplier to conduct its root cause analysis and provide its corrective action report.

         (2) If, after review of the root cause analysis and corrective action plan, Philips determines in its reasonable opinion that the Class Failure necessitates a field stocking recall or customer based recall or retrofit, Philips may then elect to have the OEM Products: (i) updated by Supplier (via Customer installable updater); (ii) replaced by Supplier in the field; or (iii) replaced by Philips in the field, including products in distributor inventory and Philips' installed base. If Philips chooses to perform a field repair, Supplier will cover the costs of the Philips Support organization as well as provide the appropriate replacement OEM Products, Parts or upgrades free of charge to Philips. Such OEM Products, Parts or upgrades will have the highest shipping priority.

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         (3)      Except as provided in Section 7.5 above regarding safety
                  standard changes, Supplier will, within [****] days after completion of the recalls or retrofits, reimburse Philips for its reasonable and direct costs in performing such services.

10.8 Survival Of Support Obligations. Supplier's maintenance and support obligations specified in this Section 10, and in the Support Terms in Exhibit D will run for the Term and any additional periods under
         Section 1.3 above and will continue for a period of five years after Philips ships the last Philips Product or an OEM Product. This obligation includes making necessary Parts available to Philips, as further provided in the Support Terms.

11.      OBSOLESCENCE AND MANUFACTURING RIGHTS

11.1 Lifetime Buy Rights. Supplier acknowledges its obligation to manufacture, supply and support the OEM Products without interruption for the Term. If, however, after the first year of shipment of such products, Supplier seeks to discontinue the supply or support of any OEM Product (a "Discontinued Product"), Supplier will give notice to Philips no less than [****] months in advance of the last date the Discontinued Product can be ordered. After receipt of notice of discontinuance, Philips may, at its option:

         (1) Purchase from Supplier such quantity of the Discontinued Product as Philips deems necessary for its future requirements; and

         (2) Manufacture the Discontinued Product under the manufacturing rights granted in Section 11.2 below, without payment to Supplier of any royalties or other charges.

11.2 Philips' Right To Manufacture. Subject to the terms of Section 11.1 above, Supplier grants to Philips, under Supplier's Intellectual Property Rights, a perpetual, non-exclusive, worldwide, royalty-free license to use, modify, reproduce, import, manufacture, distribute, offer for sale and sell the Discontinued Product. Philips may sublicense these rights to third parties, provided any such third party complies with the terms of this license and any associated obligations of confidentiality. In the event Philips elects to exercise this right:

         (1) Supplier will release to Philips all Technical Information or other materials deposited under the terms of the Deposit Agreement, described below in Section 11.4, necessary for the manufacture of the Discontinued Product. Philips will keep all Technical Information confidential in accordance with the terms of Article 19 below. If Supplier has failed to place Technical Information in escrow or to update the escrow as provided below, Philips might use the measures described in paragraph (b) below to obtain such information.

         (2) Supplier will furnish to Philips all Technical Materials at their book value within [****] days after Philips has notified Supplier of its exercise of its rights under this Article 11. If the materials are not delivered within this time period, Philips will have the right to collect such materials at Supplier's plant or offices and Supplier agrees to assist Philips in such collection. Philips will pay amounts due on such materials within [****] days after receipt of Supplier's invoice or receipt of the materials, whichever is later. If Philips has to use measures to collect the materials itself, it may deduct its costs from the book value of the materials.

         (3) Supplier will furnish to Philips within seven days after Philips' written request, the names and addresses of Supplier's sources for Parts not manufactured by Supplier, including the appropriate part numbers for commercially available equivalents of electronic parts. Supplier will use all reasonable efforts to ensure that Philips will have the right to purchase all such Parts directly from Supplier's vendors.

         (4) Supplier will furnish to Philips without charge all Parts catalogues, schematics, material lists, engineering change orders, and other servicing documentation deemed necessary by Philips to service and support the Discontinued Product.

         (5) Supplier will assign to Philips any license rights it may have with third parties for software, documentation or any intellectual property used in the manufacture of the Discontinued Product.

11.3 Consulting Services. In support of Technical Information conveyed to Philips, Supplier will provide:

         (1) Up to [****] hours of consulting services, as required by Philips, provided that Philips bears the cost of reasonable travel expenses; and

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         (2)      Additional consulting services at the rate of [****] per
                  eight-hour workday, plus reasonable travel expenses of those so engaged.

11.4 Escrow Agreement. At Philips' request and as security for the fulfillment of Supplier's obligations under this Agreement, Supplier will deposit a copy of the Technical Information, including any source code for all software contained in the OEM Products (the "Deposit") pursuant to the terms of Philips' standard Deposit Agreement, [attached as Exhibit F]. Philips will have the right to inspect and verify that the appropriate Deposit of current and complete information is being made. Supplier will update the Deposit on a regular basis, but no less than semi-annually, and at least once immediately prior to Philips' exercise of its rights hereunder.

12.      TRAINING

12.1 Technical Training. Supplier will provide to Philips up to three technical/service training sessions for up to one day each, sufficient to allow Philips to become fully familiar with the technical/support attributes, service, and repair requirements/standards for each new OEM Product. Training will be at no charge to Philips. Supplier will provide product literature, learning products and service manuals for each new OEM Product. Training may be conducted at the Supplier factory or at the Philips repair center.

12.2 Sales Training. Supplier will develop for Philips to use with Customers a computer based or web based training for use for each new OEM Product. In addition Supplier will hold up to three sales training sessions for up to one day each to allow Philips to become fully familiar with each new OEM Product and its market. Training will be at no charge to Philips. Supplier will provide product literature, learning products; laptop based sales demonstration software, and all other sales tools that have been created (such as PowerPoint presentations) for each new OEM Product.

12.3 Additional Training. Philips may further request and Supplier will provide additional training at no charge as reasonably necessary to inform Philips personnel of upgraded, enhanced or new versions of the OEM Products. Other training will be provided upon mutually agreeable terms and conditions.

12.4 Philips' Rights In Training Classes And Materials. Philips may at no charge use, reproduce, modify, display and perform either internally or for Philips' customers, all training classes, methods, and materials supplied or developed by Supplier under this Agreement. Philips' use may be in any manner Philips reasonably deems appropriate.

13.      MARKETING AND LICENSING

13.1 Marketing Authority. Philips will have the authority to market the OEM Products and the Philips Products containing the OEM Products to the extent it deems appropriate, in its sole discretion. Without limiting the generality of the foregoing sentence, nothing in this Agreement will be construed or interpreted to place a "best efforts" obligation upon Philips with respect to marketing the Philips Products or OEM Products or preclude Philips from independently developing, purchasing, licensing, or marketing any product which performs the same or similar function as the OEM Products. Philips will have the right to use its own business and license terms for all marketing and distribution of the OEM Products and Philips Products.

13.2 No Rights In Marks. Except as otherwise specified in the private labeling section below, nothing in this Agreement should be construed to grant either party any rights in the Marks of the other party. Supplier acknowledges, however, that Philips may use the name of Supplier and the name of the OEM Products in advertising and marketing the OEM Products or the Philips Products. The OEM Products will be affixed with copyright notices sufficient to give notice as to the rights of the parties in their respective products.

13.3 Private Labeling. If Philips decides during the Term to create Philips private label versions of the OEM Products, Supplier will ensure that the OEM Products contain the Philips Marks, serial number format and packaging specified by Philips and conforming to Philips specifications for external appearance (which will not require any material change in form or dimensions of the OEM Products or require commercially unreasonable actions). Except as provided herein, Supplier will have no other right or license in any Philips and are Philips private labels.

13.4 Software License. If the OEM Products include Software, Supplier hereby grants to Philips, under Supplier's Intellectual Property Rights in such Software, a non-exclusive, worldwide, fully paid-up license to use, import, offer for sale and distribute the Software in object code form as integrated with the OEM Products or the Philips Products. These rights will extend to Philips Subsidiaries and third party channels of distribution.

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13.5     Documentation License. Supplier hereby grants Philips a non-exclusive, non-transferable, worldwide, fully paid up license to use, reproduce, distribute and prepare derivative works in Philips' name all Documentation and other information, other than confidential information, furnished by Supplier under this Agreement. Philips may reproduce such Documentation without Supplier's logo or other identification of source, subject to affixing copyright notices to all copies of Documentation. These rights with respect to the Documentation will extend to Philips Subsidiaries and third party channels of distribution.

14.      INTELLECTUAL PROPERTY PROTECTION

14.1 Supplier's Duty To Defend. Except as provided in Section 14.4 below, Supplier will defend and hold harmless Philips and its Subsidiaries, Subcontractors and customers from any claim that any OEM Product, any combination of an OEM Product with an Philips Product, any Software, Documentation or a Supplier Mark, or any product provided as part of Supplier's Support services constitutes an unauthorized use or infringement of any third party's Intellectual Property Rights. Supplier will pay all costs; damages and expenses (including reasonable attorneys' fees) incurred by Philips, its Subsidiaries, Subcontractors or customers and will pay any award with respect to any such claim or agreed to in any settlement of that claim.

14.2 Philips' Duty To Notify. Philips will give Supplier prompt notice of any such claim or action, and will give Supplier the authority, information, and reasonable assistance (at Supplier's expense) necessary to defend. If Supplier does not diligently pursue resolution of the claim nor provide Philips with reasonable assurances that it will diligently pursue resolution, then Philips may, without in any way limiting its other rights and remedies, defend the claim.

14.3 Remedies For Infringing Products. If the use or combination of any product provided hereunder is enjoined (the "Infringing Product"), Supplier will, at its sole expense and option:

         (1) Procure for Philips and its customers the right to continue using or combining the Infringing Product;

         (2) Replace the Infringing Product with a non-infringing product of equivalent function and performance; or

         (3) Modify the Infringing Product to be non-infringing, without detracting from function or performance.

14.4 Limitations. Supplier will be relieved of its indemnification obligations under this Article 14 to the extent that the claim arises solely and directly from Supplier's compliance with an Philips Specification provided that all implementations of that Specification constitute an unauthorized use or infringement of a third party Intellectual Property Right.

15.      COUNTRY OF MANUFACTURE AND DUTY DRAWBACK RIGHTS

15.1 Country Of Origin Certification. Upon Philips' request, Supplier will provide Philips with an appropriate certification stating the country of origin for OEM Products, sufficient to satisfy the requirements of the customs authorities of the country of receipt and any applicable export licensing regulations, including those of the United States.

15.2 Country Of Origin Marking. Supplier will mark each OEM Product, or the container if there is no room on the OEM Product, with the country of origin. Supplier will, in marking OEM Products, comply with the requirements of the customs authorities of the country of receipt.

15.3 Duty Drawback. If OEM Products delivered under this Agreement are imported, Supplier will when possible allow Philips to be the importer of record. If Philips is not the importer of record and Supplier obtains duty drawback rights to OEM Products, Supplier will, upon Philips' request, provide Philips with documents required by the customs authorities of the country of receipt to prove importation and to transfer duty drawback rights to Philips.

16.      GOVERNMENTAL COMPLIANCE

16.1 Duty To Comply. Supplier agrees to comply with all federal, state, local and foreign laws, rules, and regulations applicable to its performance of this Agreement or to OEM Products. Without limiting the generality of the foregoing sentence, Supplier represents that:

         (1) Supplier will comply with all equal employment opportunity and non-discrimination requirements prescribed by Presidential Executive Orders, including the requirements of Executive Order 11246, the Vocational Rehabilitation Act, and the Vietnam Era Veterans' Readjustment Assistance Act.

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         (2)      Each chemical substance contained in OEM Products is on the inventory of chemical substances compiled and published by the Environmental Protection Agency pursuant to the Toxic Substances Control Act;

         (3) All OEM Products will be shipped in conformance with government or freight regulations and requirements applicable to chemicals; and

         (4) Supplier will provide complete and accurate material safety data sheets prior to shipping any OEM Product.

16.2 Procurement Regulations. For OEM Products purchased under this Agreement for incorporation into products to be sold under a federal contract or subcontract, those applicable procurement regulations that are required by federal statute or regulation to be inserted in contracts or subcontracts will be deemed incorporated in this Agreement and made to apply to all Orders.

16.3 Ozone Depleting Substances. Supplier hereby certifies that no OEM Product nor any component of any OEM Product:

         (1) Contains any "Class I Substance" or "Class 2 Substance", as those term are defined in 42 USC Section 767: and implementing regulations of the United States Environmental Protection Agency at 40 CFR Part 82; as now in existence or hereafter amended; or

         (2) Has been manufactured with a process that uses any Class or Class 2 Substance within the meaning of 42 USC Section 7671 and implementing regulations of the United States Environmental Protection Agency at 40 CFR Part 82, as now in existence or hereafter amended.

17.      FORCE MAJEURE EVENTS

17.1 Delaying Causes. Subject to the provisions of this Article, Supplier will not be liable for any delay in performance under this Agreement caused by any "act of God" or other cause beyond Supplier's control and without Supplier's fault or negligence (a "delaying cause"). Notwithstanding the above, Supplier will not be relieved of any liability for any delay or failure to perform its defense obligations with respect to third party Intellectual Property Rights or furnish remedies for Infringing Products as described in Article 14 above.

17.2 Philips Option. Supplier will immediately give Philips notice of any delaying cause and its best estimate of the expected duration of such case. In the event of a delaying cause, Philips agrees to work with Supplier to resolve the delay in a reasonable timeframe acceptable to both parties. If agreement is not reached, Philips may act in its sole discretion to:

         (1) Terminate this Agreement or any part hereof as to OEM Products not shipped; or

         (2) Suspend this Agreement in whole or in part for the duration of the delaying cause, buy similar products elsewhere, and deduct from any quantities specified under this Agreement the quantity so purchased.

17.3 Resumption Of Agreement. If Philips elects to purchase other similar products in the event of a delaying cause, Philips may resume performance under this Agreement once the delaying cause ceases and extend the Term up to the length of time the delaying cause endured. Unless Philips gives notice of termination as provided above within 30 days after notice from Supplier of the delaying cause, Philips will be deemed to have elected to suspend this Agreement for the duration of the delaying cause.

18.      EVENTS OF DEFAULT

18.1 Notice Of Breach. If either party is in breach of any provision of this Agreement, the non-breaching party may, by notice to the breaching party, except as otherwise prohibited by the United States bankruptcy laws, terminate the whole or any part of this Agreement or any Order, unless the breaching party cures the breach within 30 days after receipt of notice.

18.2 Causes Of Breach. For purposes of Section 18.1 above, the term "breach" includes without limitation any:

         (1) Proceeding, whether voluntary or involuntary, in bankruptcy or insolvency by or against a party;

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         (2)      Appointment, with or without a party's consent, of a receiver or an assignee for the benefit of creditors;

         (3) Failure by Supplier to make a delivery of OEM Products in accordance with the requirements of this Agreement or any Order;

         (4) Failure by Supplier to replace or repair Noncomplying Products in a timely manner as required by Article 5 above; or

         (5) Other failure by a party to comply with any material provision of this Agreement with additional failure to provide the non-breaching party, upon request, with reasonable assurances of future performance.

18.3 Philips' Rights Upon Breach by Supplier for Cause. In the event Philips terminates this Agreement in whole or in part as provided above, in addition to any other remedies provided Philips under this Agreement, Philips may procure, upon such terms and in such manner as Philips reasonably deems appropriate, products similar to the OEM, Product as to which this Agreement is terminated. Supplier agrees to reimburse Philips upon demand for all additional costs incurred by Philips in purchasing, qualifying and testing such similar products. Supplier further agrees to continue the performance of this Agreement to the extent not terminated under the provisions of this Section.

18.4 Purchase Hold. If any Eligible Purchaser having the right to purchase an OEM Product under this Agreement or under any other agreement with Supplier believes in good faith that an OEM Product is defective, then, irrespective of any other rights provided Philips hereunder, Philips may implement a purchase hold to suspend purchases of such OEM Products without any liability. Such purchase hold may be removed if Philips reasonably believes that Supplier has taken sufficient action to correct the defect or given sufficient assurances that such defect will be corrected within a reasonable time.

19.      CONFIDENTIAL INFORMATION

19.1 Confidential Information. During the Term, a party (the "Recipient") may receive or have access to certain information of the other party (the "Discloser") that is marked as "Confidential Information," including, though not limited to, information or data concerning the Discloser's products or product plans, business operations, strategies, customers and related business information. The Recipient will protect the confidentiality of Confidential Information with the same degree of care as the Recipient uses for its own similar information, but no less than a reasonable degree of care, under the terms of the Confidential Disclosure Agreement attached as Exhibit E (the "CDA"). To the extent any term of this Agreement conflicts with any term in the CDA, the terms of this Agreement will control and take precedence. Confidential Information may only be used by those employees of the Recipient who have a need to know such information for the purposes related to this Agreement. The parties acknowledge that all Technical Information and Forecasts are deemed Confidential Information to be protected for a term of three years from the date of disclosure.

19.2 Exclusions. The foregoing confidentiality obligations will not apply to any information that is (a) already known by the Recipient prior to disclosure, (b) independently developed by the Recipient prior to or independent of the disclosure, (c) publicly available through no fault of the Recipient, (d) rightfully received from a third party with no duty of confidentiality, (e) disclosed by the Recipient with the Discloser's prior written approval, or (f) disclosed under operation of law.

20.      INSURANCE REQUIREMENTS

20.1 Insurance Coverage. Supplier will maintain Comprehensive or Commercial General Liability Insurance (including but not limited to premises and operations, products and completed operations, broad form contractual liability, broad form property damage and personal injury liability) with the following minimum limits:

                  Comprehensive General Liability: $1,000,000 combined single limit Bodily Injury/Property Damage per occurrence and $1,000,000 Products/Completed Operations Aggregate.

                  Commercial General Liability: $1,000,000 combined single limit Bodily Injury/Property Damage per occurrence; and $1,000,000 General Aggregate (where applicable); $1,000,000 Products/Completed Operations Aggregate; and $1,000,000 Personal/Advertising Injury.

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         Coverage provided will extend to Supplier's legal liabilities that may arise from use of the OEM Products or acts or omissions of Supplier under this Agreement. Each policy obtained by Supplier will name Philips, its officers, directors and employees as additional insureds. In addition, such policies will permit Supplier to waive, on its own behalf and on behalf of its insurers, any rights of subrogation against Philips.

         Such insurance policies will be written with appropriately licensed and financially responsible insurers, and will provide for a minimum of 30 days written notice to Philips of any cancellation or reduction in coverage. Certificates of insurance evidencing the required coverage and limits will be furnished to Philips before any work is commenced hereunder, and Supplier will deliver copies of policies or certificates to the Philips contact listed in Exhibit C.

20.2 Claims Made Coverage. If any policies have "claims made" coverage, Supplier will maintain such coverage with Philips named as an additional insured for a minimum of three years after termination of this Agreement. Any such coverage must have a retroactive date no later than the date upon which work commenced under this Agreement.

20.3 Additional Requirements. All deductibles on policies providing coverage will be paid by Supplier. In the event Supplier is self insured for matters described in Section 20.1, Supplier agrees to respond to any claims or losses made against or incurred by Philips in the same fashion as if insurance had been purchased with the same or broader coverage terms than what is generally available to similar suppliers. In no event will the coverages or limits of any insurance required under this Article, or the lack or unavailability of any other insurance, be deemed to limit or diminish Supplier's obligations or liability to Philips under this Agreement.

21.      LIMITATION OF LIABILITY

         UNLESS OTHER WISE STATED IN THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE FOR ANY SPECIAL OR CONSEQUENTIAL DAMAGES OF THE OTHER ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT OR IN FURTHERANCE OF THE PROVISIONS OR OBJECTIVES OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE ABOVE, SUPPLIER WILL BE RESPONSIBLE FOR ANY DAMAGES OF ANY KIND INCLUDED IN AN AWARD OR SETTLEMENT OF A THIRD PARTY CLAIM UNDER ARTICLE 14 ABOVE.

22.      TERMINATION

22.1 Outstanding Orders. All Orders issued prior to the expiration of this Agreement must be fulfilled pursuant to and subject to the terms of this Agreement, even if the Delivery Dates are after expiration. Upon termination of this Agreement for Supplier's breach, Philips may cancel any outstanding Order or require Orders to be fulfilled even if a Delivery Date is after the date of termination.

22.1 Return Of Philips Property. Supplier must return all Philips Property to Philips upon expiration or termination. All such property must be in good condition, normal wear and tear expected. Philips will determine the manner and procedure for return. Philips will bear all return freight costs if return is due to Philips convenience or an uncured breach by Philips. Otherwise, Supplier will bear all such costs.

22.2 Surviving Provisions. Notwithstanding the expiration or early termination of this Agreement, the provisions regarding Warranties in
         Article 9, Support in Article 10, Manufacturing Rights in Article 11, Marketing and Licensing in Article 13, Intellectual Property in Article 14, Confidentiality in Article 19, Insurance Requirements in Article 20, Limitation of Liability in Article 21, and the Miscellaneous provisions below will each survive in accordance with their terms.

23.      MISCELLANEOUS

23.1 Notices. All notices to be given under this Agreement must be in writing addressed to the receiving party's designated recipient specified in Exhibit C. Notices are validly given upon the earlier of confirmed receipt by the receiving party or three days after dispatch by courier or certified mail, postage prepaid, properly addressed to the receiving party. Notices may also be delivered by telefax and will be validly given upon oral or written confirmation of receipt. Either party may change its address for purposes of notice by giving notice to the other party in accordance with these provisions.

23.2 Exhibits. Each Exhibit attached to this Agreement is deemed a part of this Agreement and incorporated herein wherever reference to it is made.

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23.3     Independent Contractors. The relationship of the parties established under this Agreement is that of independent contractors and neither party is a partner, employee, agent or joint venturer of or with the other. Nothing in this Agreement precludes either party from independently developing, manufacturing, selling or supporting products similar to the OEM Products.

23.4 Assignment. Neither this Agreement nor any right, license, privilege or obligation provided herein may be assigned, transferred or shared by either party without the other party's prior written consent, and any attempted assignment or transfer is void. Any merger, consolidation, reorganization, transfer of substantially all assets of a party, or other change in control or ownership will be considered an assignment for the purposes of this Agreement (other than an Philips merger into a wholly owned subsidiary). This Agreement will be binding on the successors and permitted assigns of the parties and the name of the party appearing herein will be deemed to include the names of such party's successors or permitted assigns to the extent necessary to carry out the intent of this Agreement.

23.5 No Waiver. The waiver of any term, condition, or provision of this Agreement must be in writing and signed by an authorized representative of the waiving party. Any such waiver will not be construed as a waiver of any other term, condition, or provision except as provided in writing, nor as a waiver of any subsequent breach of the same term, condition, or provision.

23.6 Reference To Days. All references in this Agreement to "days" will, unless otherwise specified herein, mean calendar days.

23.7 Headings. The Section headings used in this Agreement are for convenience of reference only. They will not limit or extend the meaning of any provision of this Agreement, and will not be relevant in interpreting any provision of this Agreement.

23.8 No Publication. Neither party may publicize or disclose to any third party, without the written consent of the other party, the terms of this Agreement. Without limiting the generality of the foregoing sentence, no press releases may be made without the mutual written consent of each party.

23.9 Severability. If any provision in this Agreement is held invalid or unenforceable by a body of competent jurisdiction, such provision will be construed, limited or, if necessary, severed to the extent necessary to eliminate such invalidity or unenforceability. The parties agree to negotiate in good faith a valid, enforceable substitute provision that most nearly effects the parties' original intent in entering into this Agreement or to provide an equitable adjustment in the event no such provision can be added. The other provisions of this Agreement will remain in full force and effect.

23.10 Entire Agreement. This Agreement comprises the entire understanding between the parties with respect to its subject matters and supersedes any previous communications, representations, or agreements, whether oral or written. For purposes of construction, this Agreement will be deemed to have been drafted by both parties. No modification of this Agreement will be binding on either party unless in writing and signed by an authorized representative of each party.

23.11 Governing Law. This Agreement will be governed in all respects by the laws USA without reference to any choice of laws provisions.



APPROVED AND AGREED TO:

SUPPLIER:                                                    PHILIPS TECHNOLOGIES, INC.

By:  /s/ Harry A. Strandquist                                By:  [****]
     ---------------------------------------

Typed Name:  Harry A. Strandquist                            Typed Name:  [****]
             --------------------

Title:  President and CEO                                    Title:  Vice President/General Manager - [****]
        -----------------                                            ---------------------------------------


Date: 10/1/03                 [****] CONFIDENTIAL                  Page 14 of 43

                                       EXHIBIT A - EXISTING OEM PRODUCTS AND SPECIFICATIONS

------------------------------------------------ ---------------------- ----------------------------------------------
                   PHILIPS                             SUPPLIER                         PRODUCT NAME
                   PART NO.                            PART NO.
------------------------------------------------ ---------------------- ----------------------------------------------
                    [****]                              [****]          [****]
------------------------------------------------ ---------------------- ----------------------------------------------
                    [****]                              [****]          [****]
------------------------------------------------ ---------------------- ----------------------------------------------
                    [****]                              [****]          [****]
------------------------------------------------ ---------------------- ----------------------------------------------
                    [****]                              [****]          [****]
------------------------------------------------ ---------------------- ----------------------------------------------
                    [****]                              [****]          [****]
------------------------------------------------ ---------------------- ----------------------------------------------
                    [****]                              [****]          [****]
------------------------------------------------ ---------------------- ----------------------------------------------
                    [****]                              [****]          [****]
------------------------------------------------ ---------------------- ----------------------------------------------
                    [****]                              [****]          [****]
------------------------------------------------ ---------------------- ----------------------------------------------
                    [****]                              [****]          [****]
------------------------------------------------ ---------------------- ----------------------------------------------
                    [****]                              [****]          [****]
------------------------------------------------ ---------------------- ----------------------------------------------
                    [****]                              [****]          [****]
------------------------------------------------ ---------------------- ----------------------------------------------
                    [****]                              [****]          [****]
------------------------------------------------ ---------------------- ----------------------------------------------


                            ACCESSORIES / SPARES / EVENT RECORDERS / SCANNERS

------------------------------------ ------------------------------ -------------------------------------
             PHILIPS                           SUPPLIER                         PRODUCT NAME
             PART NO.                          PART NO.
------------------------------------ ------------------------------ -------------------------------------
              [****]                            [****]              [****]
------------------------------------ ------------------------------ -------------------------------------
              [****]                            [****]              [****]
------------------------------------ ------------------------------ -------------------------------------
              [****]                            [****]              [****]
------------------------------------ ------------------------------ -------------------------------------
              [****]                            [****]              [****]
------------------------------------ ------------------------------ -------------------------------------
              [****]                            [****]              [****]
------------------------------------ ------------------------------ -------------------------------------
              [****]                            [****]              [****]
------------------------------------ ------------------------------ -------------------------------------
              [****]                            [****]              [****]
------------------------------------ ------------------------------ -------------------------------------
              [****]                            [****]              [****]
------------------------------------ ------------------------------ -------------------------------------
              [****]                            [****]              [****]
------------------------------------ ------------------------------ -------------------------------------


LANGUAGES: English, Spanish, French, German, Italian and Dutch. All languages are included on each recorder.

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 15 of 43

EXHIBIT B - EXISTING OEM PRODUCTS SUPPLIER PRICING
OCTOBER 1, 2003

---------------------------- ------------------ -------------------------------------------- -----------------------
         PHILIPS                 SUPPLIER                      PRODUCT NAME                       PHILIPS COST
         PART NO.                PART NO.
---------------------------- ------------------ -------------------------------------------- -----------------------
          [****]                  [****]        [****]                                               [****]
---------------------------- ------------------ -------------------------------------------- -----------------------
          [****]                  [****]        [****]                                               [****]
---------------------------- ------------------ -------------------------------------------- -----------------------
          [****]                  [****]        [****]                                               [****]
---------------------------- ------------------ -------------------------------------------- -----------------------
          [****]                  [****]        [****]                                               [****]
---------------------------- ------------------ -------------------------------------------- -----------------------
          [****]                  [****]        [****]                                               [****]
---------------------------- ------------------ -------------------------------------------- -----------------------
          [****]                  [****]        [****]                                               [****]
---------------------------- ------------------ -------------------------------------------- -----------------------
          [****]                  [****]        [****]                                               [****]
---------------------------- ------------------ -------------------------------------------- -----------------------
          [****]                  [****]        [****]                                               [****]
---------------------------- ------------------ -------------------------------------------- -----------------------
          [****]                  [****]        [****]                                               [****]
---------------------------- ------------------ -------------------------------------------- -----------------------
          [****]                  [****]        [****]                                               [****]
---------------------------- ------------------ -------------------------------------------- -----------------------
          [****]                  [****]        [****]                                               [****]
---------------------------- ------------------ -------------------------------------------- -----------------------
          [****]                  [****]        [****]                                               [****]
---------------------------- ------------------ -------------------------------------------- -----------------------

                                                      ACCESSORIES AND SPARES

------------------------------- ------------------- --------------------------------------------- ----------------------
           PHILIPS                   SUPPLIER                       PRODUCT NAME                  PHILIPS COST
           PART NO.                  PART NO.
------------------------------- ------------------- --------------------------------------------- ----------------------
[****]                                [****]        [****]                                        [****]
------------------------------- ------------------- --------------------------------------------- ----------------------
[****]                                [****]        [****]                                        [****]
------------------------------- ------------------- --------------------------------------------- ----------------------
[****]                                [****]        [****]                                        [****]
------------------------------- ------------------- --------------------------------------------- ----------------------
[****]                                [****]        [****]                                        [****]
------------------------------- ------------------- --------------------------------------------- ----------------------
[****]                                [****]        [****]                                        [****]
------------------------------- ------------------- --------------------------------------------- ----------------------
[****]                                [****]        [****]                                        [****]
------------------------------- ------------------- --------------------------------------------- ----------------------
[****]                                [****]        [****]                                        [****]
------------------------------- ------------------- --------------------------------------------- ----------------------
[****]                                [****]        [****]                                        [****]
------------------------------- ------------------- --------------------------------------------- ----------------------
[****]                                [****]        [****]                                        [****]
------------------------------- ------------------- --------------------------------------------- ----------------------


Date: 10/1/03                 [****] CONFIDENTIAL                  Page 16 of 43

                  EXHIBIT C - RECIPIENTS FOR RECEIPT OF NOTICES


                  Collette White
                  Materials Manager
                  Philips Medical Systems
                  1201 N. Rice Ave.
                  Oxnard, CA  93030
                  (805) 988-7344 phone
                  (805) 604-0493 fax


                  Harold Strandquist
                  President & CEO
                  BRAEMAR, Inc.
                  11481 Rupp Drive
                  Burnsville, MN 55337-1276
                  (952) 822-6543 phone
                  (952) 882-6550 fax























Date: 10/1/03                 [****] CONFIDENTIAL                  Page 17 of 43

                            EXHIBIT D - SUPPORT TERMS



Braemar DigiTrak Plus recorder repairs follow two separate, but related paths. The repair process is dependent on the customer's geographic location. All domestic customers follow an express repair process while all international customers follow an exchange process.

Domestic customers call Philips North American Response Center (Atlanta), where an electronic customer case is created (in Clarify), if required the customer is routed to a Response Center Engineer RCE. If the RCE determines a repair is needed, the repair details are noted in Clarify, the customer is faxed a sheet telling them to ship the repair to the Repair Center (Dallas) and a repair case is opened (Polaris). The Response Center case is closed. The information in Clarify includes serial number, customer, symptoms etc. and can be queried from SAP. The engineers at the Repair Center work a list of repair cases (Polaris) and perform the required repair, update and or configuration. When the repair is complete the technician closes the repair case and the device is shipped back to the customer. During the repair the data required by Braemar for warranty repairs and product feedback is collect on a form that is under development and will be completed by September 30, 2003. During the repair process details of the repair are directly entered into SAP. The details include the device s/n, most pervasive failures and the former firmware version. A detailed failure report is pulled from SAP and provided to Braemar monthly. The report includes monthly input data in an format, agreed upon by both parties. Reconfiguration data is stored in an electronic format with backups/archiving performed monthly.

International customers contact their individual SSD's (service Support Divisions), request a repair and send their device to the local SSD. The device is sent to SLI (Systems Logistics International) and a replacement is sent to the customer. SLI periodically ships batches of recorders to the Repair Center where they are repaired and documented in the same way as Domestic repairs. Batches of recorders are returned to SLI when ordered.























Date: 10/1/03                 [****] CONFIDENTIAL                  Page 18 of 43

                  EXHIBIT E - CONFIDENTIAL DISCLOSURE AGREEMENT

                    PHILIPS CONFIDENTIAL DISCLOSURE AGREEMENT

================================================================================
Effective Date:  4/1/02

The parties as specified below agree on the following terms:

I.       DEFINITION OF CONFIDENTIAL INFORMATION

         In this Agreement, Confidential Information shall mean information exchanged on or after the Effective Date, which:
         is disclosed by both parties, or, if checked here, is disclosed D only by Participant or X only by Philips, concerns WIRELESS CONNECTIVITY, EASI ALGORITHM AND HOLTER FORECAST/FUTURE PLANS AND EVENT RECORDER FUTURES is MARKED AS BEING CONFIDENTIAL at the time of disclosure, or if unmarked (e.g. orally or visually disclosed), is designated as being confidential at the time of disclosure and is confirmed as such in writing by the disclosing party within thirty days of the disclosure, and prior to receipt from the disclosing party was neither publicly available nor in the receiving party's possession without a duty of confidentiality. Information shall cease to qualify as Confidential Information once it becomes publicly available without breach of this Agreement, is rightfully obtained by the receiving party from another source without a duty of confidentiality, or is independently developed or ascertained by the receiving party.

         1. In this Section 1, the term 'receiving party' shall include such party's Associates. An Associate is any subsidiary, parent, subsidiary of the parent, or corporate affiliate of a receiving party, whether any such relationship is of direct or indirect nature.

II.      OBLIGATIONS

         1.       Confidential Information may only be used:

                  (a) if received by Participant or its Associates, for the purpose of: DEVELOPING FUTURE PRODUCT PLANS AND ENHANCING THE PARTNERSHIP. THIS INFORMATION IS ACCEPTED "AS IS" PHILIPS MEDICAL SYSTEMS MAKES NO WARRANTY, EXPRESSED OR IMPLIED TO THE FITNESS OF THIS INFORMATION FOR ANY PURPOSE. NO SUPPORT, TECHNICAL OR OTHERWISE, WILL BE PROVIDED BY PHILIPS MEDICAL SYSTEMS IN CONNECTION WITH THE USE OF THIS INFORMATION, AND PHILIPS MEDICAL SYSTEMS DOES NOT GUARANTEE THAT THIS APPLICATION WILL FUNCTION.

                  (b) if received by Philips or its Associates, for the purpose of:


         2. A party receiving Confidential Information shall use the same degree of care, but in any case no less than a reasonable degree of care, to prevent unauthorized use, dissemination or publication thereof, as it uses to protect its own information of a similar confidential nature.

         3. The obligations under this Section II shall terminate three years or, if filled in here, then 10 years after the Effective Date.

III.     WARRANTIES

         4. A receiving party may pass Confidential Information to its Associates and hereby warrants that these Associates will abide by all terms and conditions of this Agreement.

         5. Each party warrants that it has the right to make the disclosures under this Agreement.

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 19 of 43

         6. NO OTHER WARRANTIES ARE MADE BY EITHER PARTY UNDER THIS AGREEMENT. CONFIDENTIAL INFORMATION IS PROVIDED "AS IS" WITH NO WARRANTY AS TO ITS ACCURACY OR COMPLETENESS.

IV.      MISCELLANEOUS

         7. Without regard to choice of law provisions, this Agreement is governed by and will be construed in accordance with the laws of the State of New York and the USA or, if filled in here, then the laws of: ______

         8. Neither party acquires any intellectual property rights under this Agreement except the rights granted in Section 11.1.

         9. This Agreement imposes no obligation on either party to purchase, sell, license, transfer or otherwise dispose of any technology, services or products.

         10. This Agreement does not create any agency or partnership relationship.

Philips                                                       Participant

Philips Medical Systems North America Company                 Company Name:  BRAEMAR, Inc

Address: 3000 Minuteman Road                                  Address:  11481 Rupp Drive

Address:  Andover MA 01810                                    Address:  Burnsville, MN 55337 Functional Mgr.'s Signature:
                                                              Authorized Signature:  Harry Strandquist

Printed Name: Jim Polewaczyk                                  Printed Name:  Harold Strandquist

Title, Entity/Division:  Marketing/OP Manager CDY             Title:  Vice President and General Manager
























Date: 10/1/03                 [****] CONFIDENTIAL                  Page 20 of 43

                    EXHIBIT F - THREE PARTY ESCROW AGREEMENT





                                       BY

                                       AND

                                      AMONG

                            PHILIPS MEDICAL SYSTEMS,

                                  BRAEMAR, INC.

                                       AND
                      DSI TECHNOLOGY ESCROW SERVICES, INC.

                                      DATED

                                 OCTOBER 1, 2003


























Date: 10/1/03                 [****] CONFIDENTIAL                  Page 21 of 43

THREE PARTY ESCROW AGREEMENT

Account Number:  __________________________

THIS ESCROW AGREEMENT is entered into by and among, DSI TECHNOLOGY ESCROW SERVICES, INC. a Delaware corporation located at 9265 Sky Park Court, Suite 202, San Diego, CA 92123 ("DSI"); BRAEMAR, Inc., a corporation with offices at 11481 Rupp Drive, Burnsville, MN 55337 ("Supplier") and Philips Medical Systems, a Delaware corporation with principal offices at 3000 Minuteman Road, Andover MA 01810 ("Philips").

AGREEMENT

The parties hereby agree as follows:

1. GENERAL. This Escrow Agreement is entered into in furtherance of the provisions and objectives of that certain OEM Purchase Agreement effective as of September 1, 2003 between Philips and Supplier (the "Master Agreement") regarding supply of those products specified in such Master Agreement ("Product(s)"). This Escrow Agreement is effective as of (the "Effective Date"). Contrary terms contained in the Master Agreement will supersede and take precedence over the terms contained in this Escrow Agreement.

2.       DEPOSIT.

         2.1      Supplier will deposit with DSI those materials specified in
                  Exhibit I (the "Deposit"), and keep the Deposit at the current revision level on a quarterly basis commencing with the Effective Date. All Deposits will be in either printed or machine-readable format. The Deposit must also include current regulatory concurrence letters.

         2.2 In addition, during the initial or any renewal term of this Escrow Agreement, Supplier will promptly update the Deposit whenever Supplier issues a new version or release of the product that is the subject matter of the Master Agreement, or otherwise makes any revisions or changes to its manufacturing process relating to the Deposit. Supplier also agrees to comply with DSI's reasonable requests for the replacement of Deposit materials likely to physically degrade.

         2.3 DSI will destroy any replaced Deposit unless Philips instructs DSI to retain it within twenty (20) days of notice from DSI of such replacement. Retention of the replaced Deposit may incur an additional fee, as specified in DSI's fee schedule.

3. VERIFICATION AND DELIVERY. The Deposit will be packaged for storage as reasonably instructed by DSI and accompanied by a cover sheet identifying the contents as indicated in Exhibit 2. Risk of loss or damage to the Deposit during shipment will lie with the party sending it. Philips will have the right to verify, at Supplier's site, each Deposit before shipment. Supplier will give Philips fifteen (15) days advance written notice and opportunity to inspect, witness compilation, test and otherwise reasonably assure itself of the contents of the Deposit to be shipped. Philips may authorize a third party to act in its

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 22 of 43
         place, provided that the third party agrees to any confidentially obligations assumed by Philips in the Master Agreement. Supplier hereby grants Philips and DSI, free of charge, the right to use the facilities of Supplier, including its computer systems, to verify the Deposit. Supplier will make available technical support personnel as necessary to verify the Deposit.

4. STORAGE OF DEPOSIT. DSI will safe keep the Deposit in a security vault and exercise the same high standard of care to protect the Deposit which DSI would use to protect other items of this nature which DSI might hold, but in no event less than that standard of care customary in the industry.

5. USE AND NONDISCLOSURE. Except as provided in this Escrow Agreement, DSI will not disclose or make any use of the Deposit, nor will DSI disclose or make use of any confidential information provided to DSI by Supplier or Philips in connection with this Escrow Agreement without the prior written consent of Supplier or Philips, respectively. These obligations will continue indefinitely notwithstanding termination of this Escrow Agreement.

6. RECORDS AND AUDIT RIGHTS. DSI will keep complete written records of the activities undertaken and materials prepared pursuant to this Escrow Agreement. Upon reasonable notice to DSI during the term of this Escrow Agreement, Supplier and Philips will be entitled to inspect the records of DSI with respect to this Escrow Agreement at reasonable times during normal business hours at DSI's facilities and to inspect the Deposit required then to be held by DSI; Provided, however, that Supplier shall be given the opportunity to be present whenever Philips inspects the Deposit.

7.       RELEASE OF DEPOSIT

         7.1. The Deposit will be released to Philips upon the occurrence of any of the following events:

                  Failure of Supplier, within ninety (90) days after Philips' giving notice, to fulfill a material obligation as required in the Master Agreement (e.g. manufacturing, required engineering changes, support);

                  Failure of Supplier, within (90) days after Philips' giving notice, to fulfill its obligations to update the Deposit as required hereunder;

                  Immediately upon breach by Supplier of Section 11.6 or 11.7 of the Master Agreement;

                  Failure of the Supplier to continue to do business in the ordinary course;

                  Unless prohibited by law, the filing of a petition by or against Supplier for relief under the United States Bankruptcy Code; a general assignment for the benefit of creditors by Supplier; the appointment of a general receiver or trustee in bankruptcy for Supplier's business or property; or action by Supplier under any state insolvency or similar law for the purpose of its bankruptcy, reorganization,

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 23 of 43
                  or liquidation. However, the occurrence of the described events will not apply if, within thirty days thereafter, Supplier (including its receiver or trustee in bankruptcy) provides assurances, reasonably satisfactory to Philips, of Supplier's continuing ability and willingness to fulfill all of its material obligations under the Master Agreement; or

                  The occurrence of a force majeure, event relating to an obligation of Supplier under the Master Agreement uncured within 120 days after its occurrence.

         7.2 If Philips notifies DSI of the occurrence of a release condition as defined above, and a request for release, DSI will immediately notify Supplier and provide Supplier with a copy of the notice from Philips. Supplier will have ten (10) business days from the date DSI sends its notice to notify DSI, with a copy to Philips, that the release condition has not occurred or has been cured. Failing such timely notice, DSI will release a copy of the Deposit to Philips. However, if DSI receives timely notice from Supplier, DSI will not, unless Philips exercises its rights to the procedures as specified below in Section 9, release a copy of the Deposit but will instead institute the Dispute Resolution Process in Section 10 within ten (10) business days of such timely notice.

8. RELEASE PENDING DETERMINATION. In the event that Philips, despite Supplier's assertion otherwise, determines in good faith that an uncured release condition has occurred, then Philips will have the right to demand immediate release of the Deposit, subject to the following. Prior to the release of the Deposit, Philips will be required to post a bond with Supplier, payable to Supplier, in an amount to be mutually agreed not to exceed the total amount Philips would owe Supplier under the Master Agreement with respect to the Product that is subject of the Deposit. Should the Dispute Resolution Process ultimately determine that an uncured release condition has in fact not occurred, then Philips will immediately return the Deposit to DSI and Philips will release the bond to Supplier. Philips' aggregate liability to Supplier under this Article for causing a release of the Deposit under this Section 8 based on an alleged uncured release condition which has in fact not occurred will be limited to the sum of:
         (a) the $1,000 royalties for each CH 2000and CH 2000 Software Kit payable to Supplier in accordance with Section 12.2 of the Master Agreement; and (b) $2,000 for each CH 2000 and $500 for each CH 2000 Software Kit which is sold by Philips after such release of the Deposit.

9. DISPUTE RESOLUTION PROCESS. DSI will first notify Supplier and Philips in writing of contrary instructions from Philips and Supplier for release of the Deposit. Within ten (10) business days after the date the notice is sent by DSI, three neutral, independent arbitrators will be appointed from a list supplied by either the American Arbitration Association or JAMS Endispute, one each by Supplier, Philips and DSI. Each party will notify the others of its arbitrator's identity within the ten-day (10) period or forfeit its right to appoint one.

         On the tenth (10th) business day after the dispute notice from DSI notifying Supplier and Philips of the receipt of contrary instructions, the arbitrators will meet at the offices of DSI and will hear testimony and other evidence that Supplier and Philips may wish to

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 24 of 43
         present with respect to the dispute. The meetings will proceed with at least two appointed arbitrators who attend the meetings, and will be conducted from 8:00 am. to 5:00 p.m. on no more than five (5) consecutive business days, national holidays excluded. Philips will present up to two days of evidence followed by up to two days of presentation from Supplier, followed by a final day reserved for rebuttal by each party in the morning and afternoon, respectively. Supplier, Philips and DSI agree that the evidence and, results of the hearings will not be disclosed to third parties.

         Within two (2) business days after the close of the presentations, the arbitrators will resolve the dispute by majority vote. An abstention will be deemed a vote in favor of release. The parties agree that this decision will be final, binding, not subject to appeal and enforceable by a court of competent jurisdiction. All costs of the arbitrators will be borne by the unsuccessful party.

10. JOINT RELEASE. Philips and Supplier may, by joint written instruction to DSI, authorize the release of the Deposit or a copy of it to the party named in the instruction.

11.      RIGHTS IN THE DEPOSIT

         11.1 DSI's Rights. Supplier hereby grants to DSI ownership of and title to those physical copies of the Deposit delivered to DSI subject to DSI's agreement to use, reproduce and release the Deposit only as necessary to fulfill its obligations under this Escrow Agreement.

         11.2 Philips' Rights. Supplier hereby grants to Philips a present license in the intellectual property content of the Deposit, exercisable upon release of the Deposit by DSI to Philips. Philips' license is worldwide, non-exclusive and royalty bearing in accordance with Section 12.2 of the Master agreement. Philips' license is limited in duration to the term of the Master Agreement, as may be renewed. Philips' license is restricted to the furtherance of Philips' rights or fulfillment of Supplier's obligations as set forth in the Master Agreement, as may be amended or extended. If the Master Agreement is terminated before, concurrently with or after the exercise of Philips' right to access the Deposit under this Escrow Agreement, the duration and scope of the foregoing license will be interpreted as if the Master Agreement was not so terminated. The foregoing license includes the right to reproduce, translate, modify and distribute copies, translations, derivative works, compilations and collective works of any Deposit user documentation or software (in machine-readable form only). For all other intellectual property content of the Deposit, Philips' license includes the right to make, have made, use, sell, import, offer for sale and distribute products based on the Deposit under any intellectual property right including patent, copyright, mask work, trade secret or other similar right. In all cases, Philips' license includes the right to use subcontractors or sublicensees provided they comply with any confidentiality obligations assumed by Philips in the Master Agreement. In addition, Supplier grants to Philips the right to use the materials from Supplier's vendors and subcontractors reasonably required for the manufacture, support and distribution of the products to which the Deposit relates ("Related Materials") or

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 25 of 43
                  will use its best efforts to allow Philips to procure the Related Materials from Supplier's vendors and subcontractors. Philips will treat the Deposit and Related Materials as confidential information according to the terms of the Master Agreement. If permitted by local authority, Supplier hereby grants to Philips the right to utilize its manufacturing and distribution approvals anywhere in the world.

12. TERM AND TERMINATION. This Escrow Agreement will have an initial term of one (1) year, renewable upon receipt by DSI of the specified renewal fee. If DSI does not receive the renewal fee by the anniversary date of this Escrow Agreement, DSI will give notice to Supplier and Philips. If the fee is not received from Supplier or Philips within thirty (30) days of such notice, this Escrow Agreement will expire. Upon expiration of this Escrow Agreement, DSI will, at Supplier's option, either destroy or return the Deposit to Supplier. All obligations of DSI under this Escrow Agreement will terminate thereafter, except for those stated in the Use and Nondisclosure Section of this Escrow Agreement.

13. FEES. Unless otherwise agreed, all fees will be due from Philips in full upon receipt of DSI's invoice. Fees will be those specified in DSI's schedule of fees in effect for the initial term of this Escrow Agreement plus taxes. DSI shall notify Supplier and Philips at least ninety (90) days prior to expiration of the initial term (or any renewal term) of this Escrow Agreement of any scheduled increase for the succeeding renewal term.

14. INDEMNIFICATION. DSI will be responsible for performing its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Supplier and Philips each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

15.      MISCELLANEOUS.

         15.1 Account Representatives and Notices. Supplier, Philips and DSI will each designate an authorized individual(s) to receive notices and otherwise act on behalf of Supplier in connection with this Escrow Agreement, as set forth in Exhibit 3. Representatives may be changed by written notice to the other parties. Notices are validly given upon the earlier of confirmed receipt by the receiving party or three days after dispatch by courier or certified mail, postage prepaid, properly addressed to the receiving party. Notices may also be delivered by telefax and will be deemed received upon oral or written confirmation of receipt. Unless otherwise provided in this Agreement, all documents and communications may be delivered by first class mail.

         15.2 Authenticity. DSI may act in reliance upon any instruction; instrument or signature believed to be genuine and may assume that it has been duly authorized. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document.

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 26 of 43

         15.3 Merger. The Master Agreement and this Escrow Agreement, including the Exhibits, constitutes the entire agreement between the parties concerning the subject matter hereof and will supersede all previous communications, representations, understandings, and agreements, oral or written, between the parties. DSI is not a party to the License Agreement between Supplier and Philips and has no knowledge of the terms or provisions of any such License Agreement. DSI's only obligations to Supplier and Philips are as set forth in this Agreement.

         15.4     Depositor's Representations. Supplier represents as follows:
                  Supplier lawfully possesses all of the Deposit Materials deposited with DSI; With respect to all of the Deposit Materials, Supplier has the right and authority to grant to DSI and Philips the rights as provided in this Agreement; The Deposit Materials are not subject to any lien or other encumbrance.

         15.5 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Supplier shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

         15.6 Disposition of Deposit Materials Upon Termination. Subject to the foregoing termination provisions, and upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Supplier's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Supplier. DSI shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI.

         15.7 Regulations. Supplier and Philips are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

         15.8 Assignment. No party may assign any rights or obligations of this Escrow Agreement without the prior written consent of the others. Notwithstanding the foregoing, PHILIPS, or its permitted successive assignees or transferees, may assign or transfer this Agreement or delegate any rights or obligations hereunder without consent in connection with a merger, reorganization, transfer, sale of assets or product lines, or change of control or ownership of PHILIPS or all or substantially all of the assets or business of the Healthcare Solutions Group, or its permitted successive assignees or transferees. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns. However, DSI shall have no obligation in performing this Agreement to recognized any successor or assign of Depositor or

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 27 of 43

                  Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

         15.9 Exhibits. Each Exhibit attached to this Agreement is deemed a part of this Escrow Agreement and incorporated herein wherever reference to it is made.

         15.10 Independent Contractors. The relationship of the parties established under this Agreement is that of independent contractors and neither party is a partner, employee, agent or joint venturer of or with the other.

         15.11 No Waiver. The waiver of any term, condition, or provision of this Agreement must be in writing and signed by an authorized representative of the waiving party. Any such waiver will not be construed as a waiver of any other term, condition, or provision except as provided in writing, nor as a waiver of any subsequent breach of the same term, condition, or provision.

         15.12 Definition Of Days. All references in this Agreement to "days" will, unless otherwise specified herein, mean calendar days.

         15.13 Headings. The Section headings used in this Agreement are for convenience of reference only. They will not limit or extend the meaning of any provision of this Agreement, and will not be relevant in interpreting any provision of this Agreement.

         15.14 No Publication. Neither party may publicize or disclose to any third party, without the written consent of the other party, the terms of this Agreement. Without limiting the generality of the foregoing sentence, no press releases may be made without the mutual written consent of each party.

         15.15 Severability. If any provision in this Agreement is held invalid or unenforceable by a body of competent jurisdiction, such provision will be modified or, if necessary, severed to the extent necessary to eliminate such invalidity or unenforceability. The parties agree to negotiate in good faith a valid, enforceable substitute provision that most nearly effects the parties' original intent in entering into this Agreement or to provide an equitable adjustment in the event no such provision can be added. The other provisions of this Agreement will remain in full force and effect.

         15.16 Governing Law. This Agreement will be governed in all respects by the laws of the State of California without reference to any choice of laws provisions. The parties hereby consent to the exclusive jurisdiction and venue of the courts located in California. The parties hereby waive any application of the United Nations Convention on the Sale of Goods with respect to the performance or interpretation of this Agreement.

         15.17 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original.


Date: 10/1/03                 [****] CONFIDENTIAL                  Page 28 of 43

EXHIBIT 1: DEPOSIT

Hardware Manufacturing Materials (whenever relevant)
----------------------------------------------------
         1.       Design Specifications for the Product.
         2. Electronic or paper copies of manufacturing drawings, specifications, schematics, and other drawings pertinent to manufacture Products and Spare Parts at the revision level then in effect.
         3.       Final test procedures.
         4.       Printed circuit board layouts in machine-readable form.
         5. Materials lists, broken down by assembly, including reference designators.
         6. Source code of and master samples of programmable hardware, such as ROM/PROM firmware, PALs,
         7.       Vendor contact information.

Source Code (whenever relevant)
-------------------------------
         1.       A copy of source code.
         2. A description of the development system, hardware, software, compilers and the like sufficient for Philips to continue development and support of the software included in the Master Agreement.

EXHIBIT 2: DEPOSIT COVER SHEET

Deposit Account Name ____________________________

Deposit Account Number _________________________

_____ Deposit _____ Supplement to Deposit _____ Replacement of Deposit

Program Name ____________________________________________________ Version _____
Date _____________CPU/OS _____________ Compiler______________
Application ___________
Utilities needed ___________
Special Operating Instructions ________________________________________________
Media _______________________________________ Quantity _____










Date: 10/1/03                 [****] CONFIDENTIAL                  Page 29 of 43

EXHIBIT 3: ACCOUNT REPRESENTATIVES

SUPPLIER:
---------
                                                           Copy to:
                                                           --------
Name
     ---------------------------------------
Title
      --------------------------------------
Address
       -------------------------------------
                                                -------------------------------
Phone
      --------------------------------------

PHILIPS:
--------
                                                           Copy to:
                                                           --------
Name
     ---------------------------------------
Title
      --------------------------------------
Address
       -------------------------------------
                                                -------------------------------
Phone
      --------------------------------------

HOLDER:
-------
Name
     ---------------------------------------


















Date: 10/1/03                 [****] CONFIDENTIAL                  Page 30 of 43

                            EXHIBIT G - SMI AGREEMENT

1. This Agreement is effective as of _____4/01/03______ (Effective Date) between Philips Medical Systems, 3000 Minuteman Road, Andover, MA 01810 USA, and BRAEMAR INC., BURNSVILLE, MN 55337

2. The intent of this Agreement is to outline items and topics specific to the Supplier Managed Inventory (SMI) Program. This Agreement, and attached exhibits, represent the entire agreement of the parties with respect to supply of Philips Product and notice of objection to any additional or different terms or conditions is hereby given. No modification of any of the terms or conditions of this Agreement shall be binding on either party unless in wilting and signed by the authorized representative of each party. In the event of a conflict between the terms in the body of this Agreement and the terms in the Exhibits to this Agreement or purchase order terms, the terms stated in the body of this Agreement shall control.

3. Supplier shall deliver the finished goods inventory listed in Exhibit B to Philips as Philips Product.

4. The Agreement Term shall be for a period of [ONE (1) YEAR], unless otherwise terminated. This Term may be extended by mutual agreement between Philips and Supplier. Upon expiration of the Term, existing stock will be carried over to the next agreement.

5. This SMI Agreement may be terminated at the option of either party upon [SIXTY (60)] days written notice to the other. Philips will only be responsible for finished goods inventory as described in Exhibit A plus raw materials and work in process required to support the Upper Stock Limits (USL) and Lower Stock Limits (LSL) for the finished goods inventory, up to the maximum commitment levels associated with each part number.

         Upon notice of termination of Agreement, Supplier agrees (a) to offer Philips first right of purchase, then (b) to dispose of finished goods inventory described in Exhibit A, raw materials and work in process at no charge to Philips where possible, and to inform Philips of potential charges for disposal otherwise. Supplier agrees not to sell, transfer, distribute or otherwise convey any part, component, product or service -- bearing or incorporating Philips Marks, part numbers or other identifiers, including any Philips packaging, copyrights or code, to any other party. Upon Philips approval, Supplier will remove from all Philips Products at Supplier any such Philips Marks or identifiers, even if such removal would require destruction of the Philips Products. Supplier further agrees not to represent that such Philips Products are built for Philips or to Philips specifications. Supplier will defend and indemnify Philips against any claims, losses, liabilities, costs or expenses that Philips may incur as a result of Supplier's breach of this obligation.

         The rights and obligations of this Agreement, which by their nature extend beyond the termination or expiration of this Agreement, shall survive and continue after any termination or expiration of this Agreement.

6. Philips will issue blanket purchase orders to serve as authorizations for receipt of Philips Product. Supplier will use the SMI forecasts, USL and LSL in determining shipment quantity and frequency for each Philips Product listed in Exhibit A. At any time during the


Date: 10/1/03                 [****] CONFIDENTIAL                  Page 31 of 43
         term of this agreement, SMI forecast quantities may be increased or decreased by Philips. If during the Term changed prices or price formulas are put in effect by mutual agreement of Philips and Supplier, or reduced prices or price formulas are otherwise put in effect by Supplier, such prices or price formulas (if resulting in lower prices than the then current price) will apply to all purchase orders issued by Philips after the effective date of such prices or price formulas and to all unshipped purchase orders.

7. Supplier has the responsibility to direct their procurement, production, and shipping activities in part by utilizing the tools/data available in the Noctume daily reports to deliver Philips Product at levels driven by the agreed upon metrics/parameters. The primary measures of success are the Supplier's ability to maintain inventory levels between the USL and LSL, and further to meet the targeted inventory levels for each part. If due to Supplier's failure to timely ship Philips Product the specified method of transportation would not permit Supplier to maintain the LSL, the actions and consequences specified in Section 3.2 of Philips Purchase Order Terms and Conditions (A-Q2920-40540 Rev. A) apply. If the Supplier exceeds the USL by more than three days of inventory over the Average Usage reported by Nocturne for the previous thirty (30) days, the actions and consequences specified in Section 3.3 of Philips Purchase Order Terms and Conditions (A-Q2920-40540 Rev. A) apply.

8. The parties designated the following persons as their agreement Coordinators. Each party will advise the other party in writing of any successor or designee of the named Agreement Coordinator. Unless otherwise agreed by the parties, notices concerning this Agreement will be provided to the appropriate Agreement Coordinator and addressed as follows:

------------------------------------------------------------ ---------------------------------------------------------
                  PHILIPS MEDICAL SYSTEMS                                          BRAEMAR INC.
------------------------------------------------------------ ---------------------------------------------------------
Coordinator:  Ed Plumley                                     Coordinator: Harry Strandquist President
------------------------------------------------------------ ---------------------------------------------------------
3000 MINUTEMAN ROAD                                          11481 RUPP DRIVE
ANDOVER, MA 01810                                            BURNSVILLE, MINNESOTA 55337.1276
------------------------------------------------------------ ---------------------------------------------------------
Phone:  [****]                                               Phone:  952-882-6543
Fax:  [****]                                                 Fax:  952-882-6550
------------------------------------------------------------ ---------------------------------------------------------
By signing and dating this document, the parties below indicate their agreement with and acceptance of this Agreement, including all Exhibits.
                                                                              /s/ Harry Strandquist
-------------------------------------                                        --------------------------------------
    Name                   Date                                              Name                      Date
    Title:                                                                   Title: President & CEO
          ---------------------------                                              --------------------------------
          PHILIPS MEDICAL SYSTEMS                                                       BRAEMAR INC.

















Date: 10/1/03                 [****] CONFIDENTIAL                  Page 32 of 43

              EXHIBIT H - NEW EVENT RECORDER WITH LCD SPECIFICATION
                            (EASITRAK 12 REPLACEMENT)


1.       SCOPE

This device is intended to replace the EASITrak model ER730 product. The design is to incorporate the ER730 case with new LCD and utilize the new technology (ER800) platform. Hardware, interfaces, and programming, etc. will be the same as existing ER730 device as much as possible to speed time to market and minimize costs. This document is to define the market requirements for an EGG measurement device to be used by the patient in the home. The device will automatically send the ECG data file via RF to another device in the house. The cost of the device is a primary consideration. Cost goal does not include accessories (manuals, cases, lead set, or batteries) but these designs are to be equally cost effective.

This document is to be superseded by an Engineering Specification at an appropriate point in the project as defined by the project plan.

2. APPLICABLE DEVICE REQUIREMENTS: THE DEVICE WILL MEET THE REQUIREMENTS OF THE FOLLOWING:

         2.1.     ANSI/AAMI EC38-1998
         2.2.     FDA 510K
         2.3.     Medical Device Directive
         2.4.     FDAQSR
         2.5.     EN60601-1-1 Safety
         2.6.     EN60601-1-2 Emissions & Immunity
         2.7.     EN60601-2-47

3.       DEVICE DESIGN

         3.1. The ERNG is to incorporate all the features and functions of the current EASITrak and the new ER800 series device with the following requirements of this document.

         3.2.     Physical Requirements

                  3.2.1.   Case Design
                           3.2.1.1.     [****]
                           3.2.1.2.     [****]
                           3.2.1.3.     [****]
                           3.2.1.4.     [****]
                           3.2.1.5.     [****]
                           3.2.1.6.     [****]
                           3.2.1.7.     [****]
                           3.2.1.8.     [****]
                           3.2.1.9.     [****]
                           3.2.1.10.    [****]


Date: 10/1/03                 [****] CONFIDENTIAL                  Page 33 of 43

                           3.2.1.11.    [****]
                           3.2.1.12.    [****]
                           3.2.1.13.    [****]

                  3.2.2.   Case LCD
                           3.2.2.1.     [****]
                           3.2.2.2.     [****]

                  3.2.3.   Case Power
                           3.2.3.1.     [****]
                           3.2.3.2.     [****]
                           3.2.3.3.     [****]
                           3.2.3.4.     [****]

                  3.2.4.   Case Ruggedness
                           3.2.4.1.     [****]
                           3.2.4.2.     [****]
                           3.2.4.3.     [****]
                           3.2.4.4.     [****]

                  3.2.5.   Patient Cabling
                           3.2.5.1.     [****]
                           3.2.5.2.     [****]
                           3.2.5.3.     [****]
                           3.2.5.4.     [****]
                           3.2.5.5.     [****]

                  3.2.6.   Programming
                           3.2.6.1.     [****]
                           3.2.6.2.     [****]
                           3.2.6.3.     [****]
                           3.2.6.4.     [****]
                           3.2.6.5.     [****]

                  3.2.7.   Speaker
                           3.2.7.1.     [****]
                           3.2.7.2.     [****]
                           3.2.7.3.     [****]
                           3.2.7.4.     [****]

         3.3.     Functional requirements

                  3.3.1.   Algorithm
                           3.3.1.1.     [****]
                           3.3.1.2.     [****]
                           3.3.1.3.     [****]
                           3.3.1.4.     [****]


Date: 10/1/03                 [****] CONFIDENTIAL                  Page 34 of 43

                           3.3.1.5.     [****]
                           3.3.1.6.     [****]
                           3.3.1.7.     [****]
                           3.3.1.8.     [****]

                  3.3.2.   Data Communication
                           3.3.2.1.     [****]
                           3.3.2.2.     [****]
                           3.3.2.3.     [****]
                           3.3.2.4.     [****]
                           3.3.2.5.     [****]
                           3.3.2.6.     [****]
                           3.3.2.7.     [****]
                           3.3.2.8.     [****]
                           3.3.2.9.     [****]
                           3.3.2.10.    [****]

                  3.3.3.   Patient Cable
                           3.3.3.1.     [****]
                           3.3.3.2.     [****]
                           3.3.3.3.     [****]
                           3.3.3.4.     [****]
                           3.3.3.5.     [****]
                           3.3.3.6.     [****]

                  3.3.4. Program Protocols - Pre/Post (exact) recording time TBD by Philips
                           3.3.4.1.     [****]
                           3.3.4.2.     [****]
                           3.3.4.3.     [****]
                           3.3.4.4.     [****]
                           3.3.4.5.     [****]
                                        3.3.4.5.1.      [****]
                                        3.3.4.5.2.      [****]
                                        3.3.4.5.3.      [****]
                                        3.3.4.5.4.      [****]
                                        3.3.4.5.5.      [****]
                                        3.3.4.5.6.      [****]
                           3.3.4.6.     [****]

                  3.3.5.       Audible Indicators - Polite Tones
                           3.3.5.1.     [****]
                           3.3.5.2.     [****]
                           3.3.5.3.     [****]
                           3.3.5.4.     [****]
                           3.3.5.5.     [****]
                           3.3.5.6.     [****]

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 35 of 43

                  3.3.6.  Battery Life
                           3.3.6.1.     [****]
                           3.3.6.2.     [****]

                  3.3.7.   Upgrade Strategy
                           3.3.7.1.     [****]
                           3.3.7.2.     [****]
                           3.3.7.3.     [****]

         3.4.     Electrical Requirements similar new technology ER800 platform

                  3.4.1.   [****]
                  3.4.2.   [****]
                  3.4.3.   [****]
                  3.4.4.   [****]
                  3.4.5.   [****]
                  3.4.6.   [****]
                  3.4.7.   [****]
                  3.4.8.   [****]
                  3.4.9.   [****]
                  3.4.10.  [****]

         3.5.     Data Communications requirement

                  3.5.1.   [****]
                  3.5.2.   [****]
                  3.5.3.   [****]

         3.6.     Patient Interface requirements

                  3.6.1.   [****]
                  3.6.2.   [****]
                  3.6.3.   [****]
                  3.6.4.   [****]
                           3.6.4.1.     [****]
                           3.6.4.2.     [****]
                           3.6.4.3.     [****]
                           3.6.4.4.     [****]
                           3.6.4.5.     [****]
                           3.6.4.6.     [****]

         3.7.     Language Support requirements

                  3.7.1.   Same as [****]
                  3.7.2.   Will support Philips CE Mark

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 36 of 43

                  3.7.3. Operation/Service manuals must be localized and available on a single CD - Dutch, French, German, Italian, Spanish

         3.8.     ESD/EMC requirements
                  3.8.1.   [****]
                  3.8.2.   [****]

4.       DESIGN VERIFICATION AND VALIDATION

         4.1.     [****]
         4.2.     [****]
         4.3.     [****]

5.       PROJECT DELIVERABLES

         5.1.     [****]
         5.2.     [****]
         5.3.     [****]
         5.4.     [****]
         5.5.     [****]
         5.6.     [****]
         5.7.     [****]

6.       NRE REQUIREMENTS

         6.1.     [****]
                  6.1.1.   [****]
                           6.1.1.1.     [****]
                           6.1.1.2.     [****]
                           6.1.1.3.     [****]
                  6.1.2.   [****]
                  6.1.3.   [****]
                  6.1.4.   [****]
                  6.1.5.   [****]

7.       DEVICE COST

         7.1. Complete kit cost including device, cable, case, IFU, physician user IFU, foam, patient use card will be $[****] per unit.

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 37 of 43

8.       PRODUCT FORECAST

         8.1.     Philips to provide six month rolling forecast

9.       PROJECTED SCHEDULE

         9.1.     [****]
         9.2.     [****]
         9.3.     [****]
         9.4.     [****]




























Date: 10/1/03                 [****] CONFIDENTIAL                  Page 38 of 43

            EXHIBIT I - NEW EVENT RECORDER WITHOUT LCD SPECIFICATION
                             (HOMETRAK REPLACEMENT)



1.0      SCOPE
This document is intended to define the market requirements for a next generation Philips Event Recorder targeted at the low cost market segment. The device is not to have an LCD and provide similar functionality as the ER730 with ER 800 platform technology - I channel recording, with and without algorithm, basic feature set. It is designed to be a low end offering along with an updated EASITrak with LCD full-featured model. The Low Cost ER will be cased in the EASITrak case (without LCD) and will be offered with the updated LCD model to Philips customers. The Low Cost ER will replace the HomeTrak device. This document is to define the market requirements for an ECG measurement device to be used by the patient in the home. The device will automatically send the ECG data file via RF to another device in the house. The cost of the device is a primary consideration. Cost goal does not include accessories (manuals, cases, lead set, or batteries) but these designs are to be equally cost effective. Utilize parts from the ER730 and DigiTrak Plus programs if they are compatible with the design concepts of this ER. Likely candidates may be patient cables, battery doors, belt clips, necklaces, program plugs, etc.

2. APPLICABLE DEVICE REQUIREMENTS: THE DEVICE WILL MEET THE REQUIREMENTS OF THE FOLLOWING:
         2.1.     ANSI/AAMI EC38-1998
         2.2.     FDA 510K
         2.3.     Medical Device Directive
         2.4.     FDA QSR
         2.5.     EN60601-1-1 Safety
         2.6.     EN60601-1-2 Emissions & Immunity
         2.7.     EN606601-2-47

3.       DEVICE DESIGN

         3.1. The [****] is a low cost design intended to incorporate the BASIC features and functions of the ER800 series device with the following requirements of this document. The device will not incorporate lead loss or two channel recording.

         3.2.     Physical Requirements

                  3.2.1.   Case Design
                           3.2.1.1.     [****]
                           3.2.1.2.     [****]
                           3.2.1.3.     [****]
                           3.2.1.4.     [****]
                           3.2.1.5.     [****]
                           3.2.1.6.     [****]
                           3.2.1.7.     [****]

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 39 of 43

                           3.2.1.8.     [****]
                           3.2.1.9.     [****]
                           3.2.1.10.    [****]
                           3.2.1.11.    [****]

                  3.2.2.   Case Power
                           3.2.2.1.     [****]
                           3.2.2.2.     [****]
                           3.2.2.3.     [****]

                  3.2.3.   Case Ruggedness
                           3.2.3.1.     [****]
                           3.2.3.2.     [****]
                           3.2.3.3.     [****]
                           3.2.3.4.     [****]

                  3.2.4.   Patient Cabling
                           3.2.4.1.     [****]
                           3.2.4.2.     [****]

                  3.2.5.   Programming
                           3.2.5.1.     [****]
                           3.2.5.2.     [****]
                           3.2.5.3.     [****]
                           3.2.5.4.     [****]
                           3.2.5.5.     [****]
                           3.2.5.6.     [****]
                           3.2.5.7.     [****]
                           3.2.5.8.     [****]
                           3.2.5.9.     [****]
                           3.2.5.10.    [****]
                           3.2.5.11.    [****]
                           3.2.5.12.    [****]
                           3.2.5.13.    [****]

                  3.2.6.   Speaker
                           3.2.6.1.     [****]
                           3.2.6.2.     [****]
                           3.2.6.3.     [****]
                           3.2.6.4.     [****]
                           3.2.6.5.     [****]
                           3.2.6.6.     [****]

         3.3.     Functional requirements

                  3.3.1.   Algorithm

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 40 of 43

                           3.3.1.1.     [****]
                           3.3.1.2.     [****]
                           3.3.1.3.     [****]
                           3.3.1.4.     [****]
                           3.3.1.5.     [****]
                           3.3.1.6.     [****]
                           3.3.1.7.     [****]
                           3.3.1.8.     [****]
                           3.3.1.9.     [****]

                  3.3.2.   Recording Time
                           3.3.2.1.     [****]
                           3.3.2.2.     [****]
                           3.3.2.3.     [****]
                           3.3.2.4.     [****]
                           3.3.2.5.     [****]

                  3.3.3.   Data Communication
                           3.3.3.1.     [****]
                           3.3.3.2.     [****]
                           3.3.3.3.     [****]
                           3.3.3.4.     [****]
                           3.3.3.5.     [****]
                           3.3.3.6.     [****]
                           3.3.3.7.     [****]
                           3.3.3.8.     [****]
                           3.3.3.9.     [****]
                           3.3.3.10.    [****]
                           3.3.3.11.    [****]
                           3.3.3.12.    [****]
                           3.3.3.13.    [****]

                  3.3.4.   Audible Indicators - Polite Tones
                           3.3.4.1.     [****]
                           3.3.4.2.     [****]
                           3.3.4.3.     [****]
                           3.3.4.4.     [****]
                           3.3.4.5.     [****]
                           3.3.4.6.     [****]

                  3.3.5.   Battery Life
                           3.3.5.1.     [****]
                           3.3.5.2.     [****]

                  3.3.6.   Upgrade Strategy
                           3.3.6.1.     [****]


Date: 10/1/03                 [****] CONFIDENTIAL                  Page 41 of 43

                           3.3.6.2.     [****]

         3.4.     Electrical Requirements similar new technology ER800 platform

                  3.4.1.   [****]
                  3.4.2.   [****]
                  3.4.3.   [****]
                  3.4.4.   [****]
                  3.4.5.   [****]
                  3.4.6.   [****]
                  3.4.7.   [****]
                  3.4.8.   [****]
                  3.4.9.   [****]
                  3.4.10.  [****]

         3.5.     Data Communications requirement

                  3.5.1.   [****]
                  3.5.2.   [****]
                  3.5.3.   [****]

         3.6.     Patient Interface requirements

                  3.6.1.   [****]
                  3.6.2.   [****]
                  3.6.3.   [****]
                  3.6.4.   [****]

         3.7.     Language Support requirements

                  3.7.1.   Same as [****]
                  3.7.2.   Will support Philips CE Mark
                  3.7.3. Operation/Service manuals must be localized and available on a single CD - Dutch, French, German, Italian, Spanish

         3.8.     ESD/EMC requirements

                  3.8.1.   [****]
                  3.8.2.   [****]

4.       DESIGN VERIFICATION AND VALIDATION

         4.1.     [****]
         4.2.     [****]
         4.3.     [****]

Date: 10/1/03                 [****] CONFIDENTIAL                  Page 42 of 43

5.       PROJECT DELIVERABLES

         5.1.     [****]
         5.2.     [****]
         5.3.     [****]
         5.4.     [****]
         5.5.     [****]
         5.6.     [****]
         5.7.     [****]

6.       NRE REQUIREMENTS

         6.1.     [****]
         6.2.     [****]
         6.3.     [****]

7.       DEVICE COST

         7.1. The device is intended to fill a low cost product niche for Event Recording identified by Philips. Complete kit cost (no LCD, without algorithm) including device, cable, case, IFU, physician user IFU, foam, patient use card will be $[****] per unit.

         7.2. Complete kit cost (no LCD, with algorithm) including device, cable, case, IFU, physician user IFU, foam, patient use card will be $[****] per unit.

8.       PRODUCT FORECAST

         8.1. Philips to provide six month rolling forecast. Currently projected at [****] levels but Philips has had historically low unit sales experience. Therefore, this device will be launched with minimal inventory and sales will drive inventory levels and finished goods levels.

9.       PROJECTED SCHEDULE

         9.1.     [****]
         9.2.     [****]
         9.3.     [****]















Date: 10/1/03                 [****] CONFIDENTIAL                  Page 43 of 43